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                                                                    EXHIBIT 99.2



                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Weyerhaeuser Company, a Washington corporation (the "Company"), hereby certifies that:

The Company's Current Report on Form 8-K dated August 9, 2002 (the "Form 8-K") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 8-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven R. Rogel
-----------------------------------
Steven R. Rogel
Chief Executive Officer
Dated: August 9, 2002

/s/ William C. Stivers
-----------------------------------
William C. Stivers
Chief Financial Officer
Dated: August 9, 2002

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 8-K or as a separate disclosure document.